UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
May 12, 2011

ROGERS CORPORATION
(Exact name of Registrant as specified in Charter)

Massachusetts	1-4347	06-0513860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
(Address of Principal Executive Offices and Zip Code)

(860) 774-9605
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

The 2011 annual meeting of the shareholders (the “Meeting”) of Rogers Corporation (the “Company”) was held on May 12, 2011.  Sufficient shares were present for purposes of a quorum for all five proposals.  The voting results for each of the five proposals are set forth below.

1.	The ten nominees to the Board of Directors of the Company were elected based upon the following votes and, except as otherwise required by law, by the Company’s Articles of Organization or by the Company’s Bylaws, hold office until the next annual meeting of shareholders and thereafter until their successors have been chosen and qualified:
	Votes	Votes	Broker
Nominee	For	Withheld	Non-Votes
Michael F. Barry	13,224,924	14,542	1,296,049
Charles M. Brennan, III	13,038,092	201,374	1,296,049
Gregory B. Howey	12,903,464	336,002	1,296,049
J. Carl Hsu	13,036,840	202,626	1,296,049
Carol R. Jensen	13,036,958	202,508	1,296,049
Eileen S. Kraus	13,026,458	213,008	1,296,049
William E. Mitchell	12,924,192	315,274	1,296,049
Robert G. Paul	12,903,584	335,882	1,296,049
Robert D. Wachob	13,090,608	148,858	1,296,049
Peter C. Wallace	13,007,393	232,073	1,296,049
2.	The vote on a non-binding advisory resolution to approve the executive compensation in the accompanying proxy statement for the Meeting was as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes

12,861,847	211,547	166,072	1,296,049
3.	The vote on a non-binding advisory resolution to determine whether a shareholder vote on a non-binding advisory resolution to approve executive compensation will occur once every one, two or three years was as follows:
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes

7,943,361	56,232	5,100,125	139,748	1,296,049
4.	The vote to approve an amendment to the Rogers Corporation 2009 Long-Term Equity Compensation Plan to increase the number of shares of stock for issuance thereunder from 860,000 to 1,275,000 was as follows:
Votes For	Votes Against	Abstentions	Broker-Non-Votes

12,382,687	718,760	138,019	1,296,049
5.	The vote on a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011, was as follows:
Votes For	Votes Against	Abstentions	Broker-Non-Votes

14,423,706	109,100	2,709	0

Based on the results of the non-binding vote in proposal 3 above, on May 12, 2011, after the Meeting, the Company’s Board of Directors took the following action:

VOTED:	That a shareholder vote on a non-binding advisory resolution on executive compensation will be held annually until the next required vote on the frequency of such votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

	By:	/s/ Robert M. Soffer
Robert M. Soffer
Vice President and Secretary

Date: May 17, 2011